Conflict Minerals Report

Section I - Introduction of Applicability

Pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, this report was prepared for the reporting period January 1, 2022 to December 31, 2022 (the “Reporting Period”).

Halliburton Company (the “Company,” “Halliburton,” “we,” or “our”) is a leading provider of services and products to the upstream oil and natural gas industry. Halliburton has manufacturing operations in various locations, the most significant of which are located in the United States, Canada, Malaysia, Singapore, and the United Kingdom.

Halliburton comprises 13 product service lines (PSLs). The PSLs operate in two divisions: the Completion and Production division and the Drilling and Evaluation division. Our Project Management PSL works across both divisions and is the spearhead of our integrated-services strategy. Its financial results are included in the Drilling and Evaluation division. PSLs are primarily responsible and accountable for strategy, technology development, process development, people development and capital allocation.

Completion and Production Division	Drilling and Evaluation Division
Artificial Lift	Baroid
Cementing	Drill Bits & Services
Completion Tools	Landmark Software & Services
Pipeline & Process Services	Sperry Drilling
Production Enhancement	Testing & Subsea
Production Solutions	Wireline & Perforating

Supporting Both Divisions
Project Management

During the Reporting Period, products manufactured, or contracted to be manufactured, contained one or more of the following minerals: tantalum, tin, tungsten, or gold (3TG). Listed below are examples of where 3TG may be present in Halliburton products:

Metal	Industry Applications	Applications in Halliburton
Tantalum Refined from Columbite-Tantalite (Coltan)	Capacitors, Resistors	Tantalum Capacitors, Alloys
Tin Refined from Cassiterite	Chemical Solutions, Capacitors Electrodes, Tin Alloys, Dioxide, Electroplating	Integrated Circuits, Pins, Resistors, Capacitors, PCBs, and Soldering
Tungsten Refined from Wolframite	Tungsten Carbide, Alloy, Light Bulb, Heating Elements, and Tungsten Inert Gas Welding	Electrodes, Tungsten Carbide (Drill Bits), Welding
Gold	Electrical Wiring, Connectors, Contact, and Gold Plating	Contacts, Pins, Connectors, Cable Harness, Wire Harness, Gold Plating

Section II - Reasonable Country of Origin Inquiry (RCOI)

Halliburton conducted an RCOI among our suppliers on the source and chain of custody of certain minerals necessary to the functionality or production of a product manufactured or contracted to be manufactured by the Company (the Products) during the Reporting Period to determine whether they originated from the Democratic Republic of the Congo (DRC) or an adjoining country.

The RCOI for the Reporting Period was designed in accordance with the Organization for Economic Co-operation and Development (OECD) Due Diligence Framework for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the OECD Framework). Our suppliers were asked to complete the Conflict Minerals Reporting Template (CMRT), a survey tool developed by the Responsible Minerals Initiative (RMI), formerly known as the Conflict-Free Sourcing Initiative (CFSI). The CMRT is commonly utilized to identify smelters or refiners (SORs). Suppliers were required to upload their completed CMRT to our third-party platform.

Section III - Design of Conflict Minerals Program and Due Diligence Measures

We are a downstream purchaser of products that include conflict minerals. We designed our program in accordance with the 5-Step OECD Framework as follows:
OECD Step 1: Establish strong company management systems
•Maintained the Supplier Ethics Statement on our external website at http://www.halliburton.com/en/about-us/supplier-relations/halliburton-supplier-ethics, which reflects our commitment and expectation of supplier commitment to ethical business behavior, conflict-free sourcing, and human rights. Suppliers were reminded via our RCOI email;
•Maintained our Human Rights Statement on our external website at http://www.halliburton.com/en/about-us/corporate-governance/human-rights-statement-halliburton, which reflects our long-standing commitment to uphold human rights as defined by the United Nations Universal Declaration of Human Rights (UDHR);
•Continued to include clauses requiring conflict-free materials and products from suppliers in our Master Purchase Agreement (MPA) and standard Purchase Order Terms & Conditions templates. Additionally, Suppliers and their business partners are contractually bound by the MPA to protect and uphold the fundamental human rights of their employees as stated in the UDHR;
•Continued using our internal Conflict-Free Sourcing Policy which aligns our conflict minerals program description with the 5-step OECD Framework and makes our employees aware of their responsibilities under the act to use suppliers who do not source 3TG from uncertified SORs;
•Utilized a cross-functional internal team among the Procurement, Material Management, Finance, Information Technology, and Law departments led by our Procurement, Materials & Logistics (PM&L) Business Compliance & Optimization Group;
•Retained a third-party service provider to query our applicable suppliers using the CMRT;
•Continued using a system of controls and transparency by developing a due diligence process using the CMRT, including evaluating and scoring the risk presented by each smelter, refiner, and respondent (supplier providing a CMRT) based on the SORs indicated and due diligence program described;
•Continued utilizing a platform to upload supplier information. The platform tracked supplier responses on a real-time basis and allowed us to leverage better data reporting and to take action for non-responsive suppliers;
•Saved and archived relevant records in an electronic database on a SharePoint site relevant to each year's campaign;
•Granted all suppliers determined to be in-scope for conflict mineral regulatory purposes a free membership with access to training and information on conflict minerals provided by our third-party service provider;
•Educated suppliers upon request on Dodd-Frank action Section 1502, how the Conflict Mineral Rule applies to them and why it is important to respond to our RCOI; and
•Continued to make our Ethics Helpline available for suppliers to report any violations of the law or violations of our Code of Business Conduct. The RMI also established a grievance mechanism which its members, stakeholders, and the public can utilize to raise concerns about the initiative, the audit program, protocols, SOR operations that fall in-scope of the Responsible Minerals Assurance Process (RMAP), formerly the Conflict-Free Smelter Program (CFSP), audit quality and auditor competencies, minerals supply chains and upstream/downstream initiatives through RMI.

OECD Step 2: Identify and assess risks in the supply chain
•Identified in-scope suppliers, which are tier one suppliers that supply products to Halliburton that may contain 3TG. Selection was based on the following criteria:
◦Products supplied to Halliburton plants within the Reporting Period;
◦Harmonized Tariff Codes and Material Groups of supplied products that may contain metal;
◦Product sales from Halliburton procurement plants to third-party customers; and
◦Halliburton newly acquired manufacturers with reporting obligations pursuant to Rule 13p-1 under the Securities Exchange Act of 1934;
•Performed validation of supplier data to confirm accuracy of vendor contact information prior to campaign launch;
•Established deadlines for suppliers’ CMRT submissions, including requiring our tier one suppliers to provide an updated CMRT if additional information became available;
•Extended CMRT submission deadline in order to give suppliers additional time and increase the response rate;
•Followed up with non-responsive suppliers requesting their responses,;
•Conducted direct outreach through Halliburton PM&L to non-responsive tier one suppliers requesting their participation in the program;
•Utilized our third-party service provider to evaluate supplier CMRT responses for plausibility, consistency, and gaps;
•Analyzed and compared the SORs identified by the supply chain with the following internationally accepted audit standards to determine which SORs are considered “DRC Conflict-Free”: the RMAP, the London Bullion Market Association (LBMA) and the Responsible Jewellery Council (RJC); and
•Retained status as a member of the RMI (Halliburton member code HALL), through which we:
◦support engagement by the RMI with SOR(s) and the obtainment of information on country of origin and transit and transportation routes used between mine and SORs;
◦support the RMI RMAP, which includes an assessment of whether SORs have carried out all five steps of due diligence for responsible supply chains of 3TG from the DRC and adjoining countries; and
◦support spot checks and/or audits at SOR facilities.
OECD Step 3: Design and implement strategy to respond to identified risks
•Maintained our risk management plan by reviewing the due diligence of suppliers and SORs;
•Performed risk mitigation efforts by following up with tier one suppliers for validation and additional information on their smelter data
•Responded to supplier and customer inquiries in a timely manner by both Halliburton and our third-party service provider;
•Provided findings and progress reports periodically to Halliburton senior management;
•Relevant Halliburton personnel attended webinars and reviewed online resources to learn and understand new developments and best practices;
•Initiated risk mitigation activities when high-risk SOR’s were reported on a CMRT by one of the suppliers surveyed. High-risk SOR’s are those identified with non-compliant status and that source from the DRC or adjoining countries.
•Created corrective action report on our 3rd party platform for tier one suppliers using a high-risk, non-compliant smelter and requested the supplier confirm if the non-compliant smelter was used in the goods supplied to Halliburton. If a supplier confirms or cannot identify that the smelter was used in goods supplied to Halliburton, then we instruct the supplier to remove the smelter from goods supplied to Halliburton or take steps to help the smelter become compliant.

OECD Step 4: Carry out independent third-party audit of supply chain due diligence
•Although we do not maintain direct relationships with SOR’s or perform audits with upstream entities beyond our direct suppliers, we have retained status as a member of the RMI, by which we:
◦exercise leverage over upstream suppliers indirectly by requiring SORs to undergo an independent third-party audit, which requires due diligence, traceability, chain of custody, risk assessment, and mitigation activities upstream;
◦support the RMI’s efforts to monitor whether SOR(s) demonstrate significant and measurable improvement within a reasonable time frame from the adoption of their risk management plans; and
◦support the RMI’s independent third-party audits of the SOR’s due diligence practices through the RMAP; and
•Reviewed meeting notes from the RMI Smelter Engagement Team (SET) and Due Diligence Team.

OECD Step 5: Report on supply chain due diligence
•Report annually on supply chain due diligence by filing with the SEC a Form SD and Conflict Minerals Report (CMR); and Upload CMR to our company website at http://ir.halliburton.com/phoenix.zhtml?c=67605&p=irol-sec, on an annual basis.

Section IV - Results of Due Diligence Measures

A total of 1,053 suppliers were identified as in-scope for conflict mineral regulatory purposes and contacted as part of the RCOI process conducted by our third-party service provider. Suppliers in-scope decreased by 65% in 2022 compared to 2021 primarily due to removing suppliers that did not contain spend in 2022. The response rate among these suppliers was 86% (902).

Of the responding suppliers, 77% (693) confirmed their supply to Halliburton did not contain 3TG. The remaining 23% (209) of suppliers used 473 different SORs, of which, 158 indicated DRC sourcing. Out of the 158 SORs, 30 were found to be non-compliant. Additionally, we will contact suppliers who listed a non-compliant SOR in their CMRT to determine if the SOR was used in our products. Action plans have been implemented to block unresponsive and non-compliant suppliers, and will be implemented to remove any non-compliant SORs from our supply chain, if applicable. Any supplier who does not comply with our expectations is subject to termination.

Halliburton received some incomplete responses from those surveyed. Some suppliers were unable to determine if they had provided conflict minerals originating from the DRC or an adjoining country, and other suppliers did not respond to the question. Since all CMRTs received were not submitted at a product-level, we do not have sufficient information to determine all SORs in our supply chain. The country-of-origin information for these incomplete responses was provided by our third-party service provider, based on information provided from the SORs as part of the RMAP and other interactions between the third-party service provider and the SORs.

A total of 151 suppliers (14%) did not respond to our request to complete a CMRT as required by our MPA, standard terms and conditions, and Supplier Ethics Statement. All non-responsive suppliers were blocked for purchasing until Halliburton CMRT requirements had been met.

Section V - Risk Mitigation for Future Due Diligence

Halliburton will continually work toward a conflict-free supply chain with ethical sourcing of materials and products. There are many stakeholders that are dependent directly or indirectly on legal mining operations in the DRC or an adjoining country, which are not benefiting armed groups in that region. Halliburton promotes verifiable conflict-free sourcing from the DRC or an adjoining country.

Halliburton will take the following measures to enhance its due diligence on the source and chain of custody of conflict minerals by:
•Encouraging non-respondent suppliers to develop corrective action plans to promote compliance with our supplier requirements;
•Developing corrective action plans for suppliers using an active SOR that sources from the DRC or adjoining countries and has not received compliant or active status from RMI;
•Encouraging suppliers to evaluate the business relationship with SORs refusing to proceed with an independent third-party audit program;
•Providing assistance and education regarding the Dodd-Frank Act Section 1502 to suppliers to escalate down compliance requirements to more tiers of our supply chain; and
•Encouraging eligible SORs’ identification from the suppliers.

Reference: The OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (Third Edition) can be found at http://www.oecd.org/daf/inv/mne/OECD-Due-Diligence-Guidance-Minerals-Edition3.pdf.

Section VI - Inherent Limitations on Due Diligence Measures

As a downstream purchaser and user of conflict minerals, Halliburton’s due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals. Our due diligence processes are based on the necessity of seeking data from our tier one suppliers and those suppliers seeking similar information within their supply chains to identify the original sources of the necessary conflict minerals. Such sources of information may yield inaccurate or incomplete information and may be subject to fraud. Some of our suppliers were nonresponsive and many were uncertain or provided data at a company or division level, as further described below. Halliburton has undertaken measures to verify responses and minimize these limitations but cannot guarantee the accuracy of the responses provided.

Halliburton’s supply chains are diverse between product service lines. Our products are many tiers removed from the SORs. To determine whether any 3TG was sourced from the DRC or an adjoining country, we relied on our tier one suppliers responding with accurate SOR identification information. Many suppliers provided responses with SOR information based on a company or divisional level, rather than a product-level specific to the materials and components we use. As such, the aggregated information set forth in Annex I and Annex II does not necessarily relate to materials or components used in Halliburton’s products.

ANNEX I - Smelters or Refiners (SORs)

The information in this Annex is an aggregation of data provided by Halliburton’s suppliers and our own due diligence efforts as of May 16, 2023 and not a confirmation of conflict minerals contained in our products.

Metal	Smelter or Refiner Name	Smelter Country	RMI Smelter ID	RMI Audit Status	Source from Covered Countries
Tungsten	A.L.M.T. Corp.	Japan	CID000004	Compliant	Yes
Gold	Advanced Chemical Company	United States of America	CID000015	Other	No
Gold	Aida Chemical Industries Co., Ltd.	Japan	CID000019	Compliant	No
Gold	Agosi AG	Germany	CID000035	Compliant	No
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	CID000041	Compliant	Yes
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil	CID000058	Compliant	Yes
Gold	Argor-Heraeus S.A.	Switzerland	CID000077	Compliant	Yes
Gold	Asahi Pretec Corp.	Japan	CID000082	Compliant	No
Gold	Asaka Riken Co., Ltd.	Japan	CID000090	Compliant	Yes
Tantalum	Asaka Riken Co., Ltd.	Japan	CID000092	Other	Unknown
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	CID000103	Other	No
Tungsten	Kennametal Huntsville	United States of America	CID000105	Compliant	No
Gold	Aurubis AG	Germany	CID000113	Compliant	Yes
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	CID000128	Compliant	No
Gold	Bauer Walser AG	Germany	CID000141	Other	Unknown
Gold	Boliden AB	Sweden	CID000157	Compliant	No
Gold	C. Hafner GmbH + Co. KG	Germany	CID000176	Compliant	No
Gold	Caridad	Mexico	CID000180	Other	No
Gold	CCR Refinery - Glencore Canada Corporation	Canada	CID000185	Compliant	Yes
Gold	Cendres + Metaux S.A.	Switzerland	CID000189	Other	No
Gold	Yunnan Copper Industry Co., Ltd.	China	CID000197	Other	Yes
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	CID000211	Other	Yes

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	CID000218	Compliant	No
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	CID000228	Compliant	No
Gold	Chimet S.p.A.	Italy	CID000233	Compliant	No
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	CID000244	Other	Unknown
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CID000258	Compliant	Yes
Gold	Chugai Mining	Japan	CID000264	Compliant	No
Tin	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000278	Other	Unknown
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000281	Other	No
Tantalum	Conghua Tantalum and Niobium Smeltry	China	CID000291	Other	Yes
Tin	Alpha	United States of America	CID000292	Compliant	Yes
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil	CID000295	Other	Unknown
Tin	CV Gita Pesona	Indonesia	CID000306	Other	Unknown
Tin	PT Justindo	Indonesia	CID000307	Other	Unknown
Tin	PT Aries Kencana Sejahtera	Indonesia	CID000309	Compliant	No
Tin	PT Premium Tin Indonesia	Indonesia	CID000313	Compliant	No
Tin	CV United Smelting	Indonesia	CID000315	Other	Unknown
Gold	Daejin Indus Co., Ltd.	Korea, Republic of	CID000328	Other	Unknown
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	CID000343	Other	No
Gold	DSC (Do Sung Corporation)	Korea, Republic of	CID000359	Compliant	No
Gold	DODUCO Contacts and Refining GmbH	Germany	CID000362	Other	No
Tin	Smelter Not Found	China	CID000376	Other	Unknown
Gold	Dowa	Japan	CID000401	Compliant	No
Tin	Dowa	Japan	CID000402	Compliant	No
Tantalum	Duoluoshan	China	CID000410	Other	Unknown
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	CID000425	Compliant	No
Tin	EM Vinto	Bolivia (Plurinational State of)	CID000438	Compliant	Yes
Tin	Estanho de Rondonia S.A.	Brazil	CID000448	Compliant	Yes

Tantalum	Exotech Inc.	United States of America	CID000456	Other	No
Tantalum	F&X Electro-Materials Ltd.	China	CID000460	Compliant	Yes
Tin	Feinhütte Halsbrücke GmbH	Indonesia	CID000466	Other	Unknown
Tin	Fenix Metals	Poland	CID000468	Compliant	Yes
Gold	JSC Novosibirsk Refinery	Russian Federation	CID000493	Other	Yes
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	CID000499	Other	No
Gold	Refinery of Seemine Gold Co., Ltd.	China	CID000522	Other	No
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	CID000538	Compliant	Yes
Tin	Smelter Not Found	China	CID000553	Other	Unknown
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	CID000555	Other	Yes
Tungsten	Global Tungsten & Powders Corp.	United States of America	CID000568	Compliant	Yes
Gold	Smelter Not Found	China	CID000605	Other	Unknown
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China	CID000616	Compliant	Yes
Tin	Smelter Not Found	China	CID000626	Other	Unknown
Tin	Smelter Not Found	China	CID000628	Other	Unknown
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	CID000651	Other	No
Gold	Smelter Not Found	China	CID000670	Other	Unknown
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	CID000671	Other	No
Gold	LT Metal Ltd.	Korea, Republic of	CID000689	Compliant	No
Gold	Heimerle + Meule GmbH	Germany	CID000694	Compliant	No
Gold	Heraeus Metals Hong Kong Ltd.	China	CID000707	Compliant	Yes
Gold	Heraeus Germany GmbH Co. KG	Germany	CID000711	Compliant	No
Tin	Smelter Not Found	China	CID000720	Other	Unknown
Tantalum	Hi-Temp Specialty Metals, Inc.	United States of America	CID000731	Other	Unknown
Tin	Huichang Jinshunda Tin Co., Ltd.	China	CID000760	Other	No
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	CID000766	Compliant	Yes
Gold	Hunan Chenzhou Mining Co., Ltd.	China	CID000767	Other	No

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China	CID000769	Other	No
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	CID000773	Other	Yes
Gold	HwaSeong CJ CO., LTD.	Korea, Republic of	CID000778	Other	No
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	CID000801	Compliant	No
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	CID000807	Compliant	No
Gold	Istanbul Gold Refinery	Turkey	CID000814	Compliant	Yes
Gold	Japan Mint	Japan	CID000823	Compliant	No
Tungsten	Japan New Metals Co., Ltd.	Japan	CID000825	Compliant	Yes
Gold	Jiangxi Copper Co., Ltd.	China	CID000855	Compliant	Yes
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	CID000875	Compliant	Yes
Gold	Smelter Not Found	China	CID000909	Other	Unknown
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CID000914	Compliant	Yes
Tantalum	Jiujiang Tanbre Co., Ltd.	China	CID000917	Compliant	Yes
Gold	Asahi Refining USA Inc.	United States of America	CID000920	Compliant	Yes
Gold	Asahi Refining Canada Ltd.	Canada	CID000924	Compliant	No
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	CID000927	Other	No
Gold	JSC Uralelectromed	Russian Federation	CID000929	Other	No
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	CID000937	Compliant	Yes
Tin	Gejiu Kai Meng Industry and Trade LLC	China	CID000942	Other	No
Gold	Kazakhmys Smelting LLC	Kazakhstan	CID000956	Other	No
Gold	Kazzinc	Kazakhstan	CID000957	Compliant	No
Tungsten	Kennametal Fallon	United States of America	CID000966	Compliant	Yes
Gold	Kennecott Utah Copper LLC	United States of America	CID000969	Compliant	Yes
Tantalum	King-Tan Tantalum Industry Ltd.	China	CID000973	Other	Unknown
Gold	Kojima Chemicals Co., Ltd.	Japan	CID000981	Compliant	No
Gold	Korea Metal Co., Ltd.	Korea, Republic of	CID000988	Other	Unknown
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	CID001029	Other	No
Gold	L'azurde Company For Jewelry	Saudi Arabia	CID001032	Other	No

Gold	Lingbao Gold Co., Ltd.	China	CID001056	Other	No
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	CID001058	Other	No
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	China	CID001063	Other	Unknown
Tin	China Tin Group Co., Ltd.	China	CID001070	Compliant	Yes
Tantalum	LSM Brasil S.A.	Brazil	CID001076	Compliant	Yes
Gold	LS-NIKKO Copper Inc.	Korea, Republic of	CID001078	Compliant	Yes
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	CID001093	Other	No
Tin	Smelter Not Found	China	CID001098	Other	Unknown
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	CID001105	Compliant	Yes
Tin	Smelter Not Found	Japan	CID001112	Other	Unknown
Gold	Materion	United States of America	CID001113	Compliant	Yes
Gold	Matsuda Sangyo Co., Ltd.	Japan	CID001119	Compliant	No
Tin	Smelter Not Found	Malaysia	CID001136	Other	Unknown
Tin	Metallic Resources, Inc.	United States of America	CID001142	Compliant	No
Tin	Metallo Chimique	Belgium	CID001143	Other	Unknown
Gold	Metalor Technologies (Suzhou) Ltd.	China	CID001147	Compliant	Yes
Gold	Metalor Technologies (Hong Kong) Ltd.	China	CID001149	Compliant	Yes
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	CID001152	Compliant	No
Gold	Metalor Technologies S.A.	Switzerland	CID001153	Compliant	Yes
Gold	Metalor USA Refining Corporation	United States of America	CID001157	Compliant	Yes
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	CID001161	Compliant	Yes
Tantalum	Metallurgical Products India Pvt., Ltd.	India	CID001163	Compliant	Yes
Tin	Smelter Not Found	Taiwan, Province of China	CID001172	Other	Unknown
Tin	Mineracao Taboca S.A.	Brazil	CID001173	Compliant	Yes
Tantalum	Mineracao Taboca S.A.	Brazil	CID001175	Compliant	Yes
Tin	Smelter Not Found	China	CID001177	Other	Unknown
Tin	Minsur	Peru	CID001182	Compliant	Yes
Gold	Mitsubishi Materials Corporation	Japan	CID001188	Compliant	Yes
Tin	Mitsubishi Materials Corporation	Japan	CID001191	Compliant	Yes

Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001192	Compliant	Yes
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001193	Compliant	No
Tantalum	NPM Silmet AS	Estonia	CID001200	Compliant	Yes
Gold	Moscow Special Alloys Processing Plant	Russian Federation	CID001204	Other	No
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	CID001220	Compliant	No
Tin	Jiangxi New Nanshan Technology Ltd.	China	CID001231	Compliant	No
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	CID001236	Compliant	No
Gold	Nihon Material Co., Ltd.	Japan	CID001259	Compliant	Yes
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	CID001277	Compliant	Yes
Tin	Novosibirsk Processing Plant Ltd.	Russian Federation	CID001305	Other	No
Gold	Smelter Not Found	United States of America	CID001313	Other	Unknown
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	CID001314	Compliant	Yes
Gold	Ohio Precious Metals, LLC	United States	CID001322	Other	Unknown
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	CID001325	Compliant	No
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation	CID001326	Other	Yes
Gold	OJSC Kolyma Refinery	Russian Federation	CID001328	Other	Unknown
Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State of)	CID001337	Compliant	Yes
Gold	PAMP S.A.	Switzerland	CID001352	Compliant	Yes
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	CID001362	Other	No
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	CID001386	Other	Yes
Tin	PT Alam Lestari Kencana	Indonesia	CID001393	Other	Unknown
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	CID001397	Compliant	No
Tin	PT Artha Cipta Langgeng	Indonesia	CID001399	Compliant	No
Tin	PT Babel Inti Perkasa	Indonesia	CID001402	Compliant	No
Tin	PT Babel Surya Alam Lestari	Indonesia	CID001406	Compliant	No
Tin	PT Bangka Kudai Tin	Indonesia	CID001409	Other	Unknown
Tin	PT Bangka Putra Karya	Indonesia	CID001412	Other	Unknown

Tin	PT Bangka Timah Utama Sejahtera	Indonesia	CID001416	Other	Unknown
Tin	PT Bangka Tin Industry	Indonesia	CID001419	Other	Yes
Tin	PT Belitung Industri Sejahtera	Indonesia	CID001421	Active	No
Tin	PT BilliTin Makmur Lestari	Indonesia	CID001424	Other	Unknown
Tin	PT Bukit Timah	Indonesia	CID001428	Compliant	Yes
Tin	PT DS Jaya Abadi	Indonesia	CID001434	Other	Unknown
Tin	PT Eunindo Usaha Mandiri	Indonesia	CID001438	Other	Unknown
Tin	PT Fang Di MulTindo	Indonesia	CID001442	Other	Unknown
Tin	PT Karimun Mining	Indonesia	CID001448	Other	Unknown
Tin	PT Mitra Stania Prima	Indonesia	CID001453	Compliant	Yes
Tin	PT Panca Mega Persada	Indonesia	CID001457	Other	No
Tin	PT Prima Timah Utama	Indonesia	CID001458	Compliant	No
Tin	PT Refined Bangka Tin	Indonesia	CID001460	Compliant	No
Tin	PT Sariwiguna Binasentosa	Indonesia	CID001463	Compliant	No
Tin	PT Seirama Tin Investment	Indonesia	CID001466	Other	Unknown
Tin	PT Stanindo Inti Perkasa	Indonesia	CID001468	Compliant	Yes
Tin	PT Sumber Jaya Indah	Indonesia	CID001471	Other	Unknown
Tin	PT Timah Tbk Kundur	Indonesia	CID001477	Compliant	Yes
Tin	PT Timah Tbk Mentok	Indonesia	CID001482	Compliant	Yes
Tin	PT Timah Nusantara	Indonesia	CID001486	Active	Yes
Tin	PT Tinindo Inter Nusa	Indonesia	CID001490	Other	Yes
Tin	PT Tommy Utama	Indonesia	CID001493	Compliant	No
Gold	PX Precinox S.A.	Switzerland	CID001498	Compliant	No
Tantalum	QuantumClean	United States of America	CID001508	Compliant	Yes
Gold	Rand Refinery (Pty) Ltd.	South Africa	CID001512	Compliant	Yes
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	CID001522	Compliant	Yes
Gold	Royal Canadian Mint	Canada	CID001534	Compliant	No
Tin	Rui Da Hung	Taiwan, Province of China	CID001539	Compliant	Yes
Gold	Sabin Metal Corp.	United States of America	CID001546	Other	No
Gold	Samduck Precious Metals	Korea, Republic of	CID001555	Other	Yes
Gold	Samwon Metals Corp.	Korea, Republic of	CID001562	Other	No
Gold	Schone Edelmetaal B.V.	Netherlands	CID001573	Other	Unknown
Gold	SEMPSA Joyeria Plateria S.A.	Spain	CID001585	Compliant	No
Gold	Smelter Not Found	China	CID001605	Other	Unknown
Tin	Smelter Not Found	China	CID001606	Other	Unknown

Gold	Smelter Not Found	China	CID001612	Other	Unknown
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	CID001619	Other	No
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	CID001622	Compliant	Yes
Gold	Smelter Not Found	China	CID001692	Other	Unknown
Tin	Smelter Not Found	China	CID001694	Other	Unknown
Tin	Smelter Not Found	China	CID001731	Other	Unknown
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	CID001736	Compliant	No
Gold	Smelter Not Found	China	CID001745	Other	Unknown
Gold	So Accurate Group, Inc.82	United States of America	CID001754	Other	Unknown
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	CID001756	Other	No
Tin	Soft Metais Ltda.	Brazil	CID001758	Other	Yes
Gold	Solar Applied Materials Technology Corp.	Taiwan, Province of China	CID001761	Compliant	No
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	CID001769	Other	Yes
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	CID001798	Compliant	No
Gold	Super Dragon Technology Co., Ltd.	Taiwan, Province of China	CID001810	Other	No
Tin	Smelter Not Found	China	CID001822	Other	Unknown
Tantalum	Taki Chemical Co., Ltd.	Japan	CID001869	Compliant	Yes
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	CID001875	Compliant	No
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam	CID001889	Other	No
Tantalum	Telex Metals	United States of America	CID001891	Compliant	Yes
Tin	Thaisarco	Thailand	CID001898	Compliant	Yes
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	CID001908	Other	No
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	CID001909	Other	No
Gold	Shandong Gold Smelting Co., Ltd.	China	CID001916	Compliant	Yes
Tin	Smelter Not Found	China	CID001932	Other	Unknown
Gold	Tokuriki Honten Co., Ltd.	Japan	CID001938	Compliant	Yes
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	CID001947	Other	No
Tin	Smelter Not Found	China	CID001954	Other	Unknown
Gold	Torecom	Korea, Republic of	CID001955	Compliant	No

Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	CID001969	Compliant	Yes
Gold	Umicore Brasil Ltda.	Brazil	CID001977	Other	No
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	CID001980	Compliant	No
Gold	United Precious Metal Refining, Inc.	United States of America	CID001993	Compliant	Yes
Gold	Valcambi S.A.	Switzerland	CID002003	Compliant	Yes
Gold	Smelter Not Found	China	CID002009	Other	Unknown
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Viet Nam	CID002011	Other	Unknown
Tin	VQB Mineral and Trading Group JSC	Viet Nam	CID002015	Other	Yes
Gold	Western Australian Mint (T/a The Perth Mint)	Australia	CID002030	Compliant	Yes
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	CID002036	Compliant	Yes
Tungsten	Wolfram Bergbau und Hütten AG	Austria	CID002044	Compliant	Yes
Tin	Smelter Not Found	China	CID002057	Other	Unknown
Gold	Smelter Not Found	China	CID002063	Other	Unknown
Tungsten	Xiamen Tungsten Co., Ltd.	China	CID002082	Compliant	Yes
Tin	Smelter Not Found	China	CID002090	Other	Unknown
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	CID002095	Other	No
Tin	Smelter Not Found	China	CID002099	Other	Unknown
Gold	Yamakin Co., Ltd.	Japan	CID002100	Compliant	Yes
Tin	Smelter Not Found	China	CID002121	Other	Unknown
Gold	Yokohama Metal Co., Ltd.	Japan	CID002129	Compliant	Yes
Tin	Smelter Not Found	China	CID002147	Other	Unknown
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	CID002158	Compliant	Yes
Tin	Smelter Not Found	China	CID002162	Other	Unknown
Tin	Smelter Not Found	China	CID002164	Other	Unknown
Tin	Smelter Not Found	China	CID002173	Other	Unknown
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	China	CID002180	Compliant	Yes
Gold	Smelter Not Found	China	CID002205	Other	Unknown
Gold	Smelter Not Found	China	CID002214	Other	Unknown
Gold	Smelter Not Found	China	CID002219	Other	Unknown
Gold	Smelter Not Found	China	CID002221	Other	Unknown
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	CID002224	Compliant	Yes
Gold	Smelter Not Found	China	CID002231	Other	Unknown

Tantalum	Smelter not listed	China	CID002232	Other	Yes
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	CID002243	Compliant	Yes
Tin	Smelter Not Found	China	CID002274	Other	Unknown
Tin	Smelter Not Found	China	CID002281	Other	Unknown
Gold	Morris and Watson	New Zealand	CID002282	Other	No
Gold	SAFINA A.S.	Czechia	CID002290	Compliant	No
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	CID002307	Other	Unknown
Tin	Smelter Not Found	China	CID002309	Other	Unknown
Gold	Guangdong Jinding Gold Limited	China	CID002312	Other	No
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	CID002313	Other	No
Gold	Umicore Precious Metals Thailand	Thailand	CID002314	Other	No
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	CID002315	Compliant	Yes
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002316	Compliant	No
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	CID002317	Compliant	Yes
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	CID002318	Compliant	Yes
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	CID002319	Compliant	No
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	CID002320	Compliant	Yes
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	CID002321	Compliant	No
Gold	Faggi Enrico S.p.A.	Italy	CID002355	Other	Unknown
Tin	Smelter Not Found	China	CID002408	Other	Unknown
Tin	CV Venus Inti Perkasa	Indonesia	CID002455	Compliant	Yes
Gold	Geib Refining Corporation	United States of America	CID002459	Compliant	No
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	CID002468	Compliant	Yes
Tin	PT Tirus Putra Mandiri	Indonesia	CID002478	Other	No
Tin	PT Wahana Perkit Jaya	Indonesia	CID002479	Other	Unknown
Gold	Smelter Not Found	China	CID002491	Other	Unknown
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	CID002492	Compliant	Yes
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	CID002494	Compliant	Yes

Tin	Melt Metais e Ligas S.A.	Brazil	CID002500	Other	No
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	CID002502	Compliant	Yes
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	CID002503	Compliant	Yes
Tantalum	D Block Metals, LLC	United States of America	CID002504	Compliant	Yes
Tantalum	FIR Metals & Resource Ltd.	China	CID002505	Compliant	Yes
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	CID002506	Compliant	Yes
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	CID002508	Compliant	Yes
Gold	MMTC-PAMP India Pvt., Ltd.	India	CID002509	Compliant	Yes
Gold	Republic Metals Corporation	United States of America	CID002510	Other	Unknown
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	CID002511	Compliant	No
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	CID002512	Compliant	Yes
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	CID002513	Compliant	Yes
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	CID002515	Other	Yes
Gold	Singway Technology Co., Ltd.	Taiwan, Province of China	CID002516	Other	No
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	CID002517	Compliant	No
Gold	Smelter Not Found	China	CID002519	Other	Unknown
Gold	Shandong Humon Smelting Co., Ltd.	China	CID002525	Other	No
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	CID002527	Other	No
Gold	Smelter Not Found	China	CID002529	Other	Unknown
Tin	PT Inti Stania Prima	Indonesia	CID002530	Other	Unknown
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China	CID002535	Other	Unknown
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China	CID002536	Other	Unknown
Tantalum	KEMET de Mexico	Mexico	CID002539	Compliant	Yes
Tantalum	Plansee SE Liezen	Austria	CID002540	Other	Unknown
Tungsten	H.C. Starck Tungsten GmbH	Germany	CID002541	Compliant	Yes
Tungsten	TANIOBIS Smelting GmbH & Co. KG	Germany	CID002542	Compliant	Yes
Tungsten	Masan Tungsten Chemical LLC (MTC)	Viet Nam	CID002543	Compliant	Yes
Tantalum	TANIOBIS Co., Ltd.	Thailand	CID002544	Compliant	Yes
Tantalum	TANIOBIS GmbH	Germany	CID002545	Compliant	Yes
Tantalum	H.C. Starck Hermsdorf GmbH	Germany	CID002547	Compliant	Yes

Tantalum	H.C. Starck Inc.	United States of America	CID002548	Compliant	Yes
Tantalum	TANIOBIS Japan Co., Ltd.	Japan	CID002549	Compliant	Yes
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Germany	CID002550	Compliant	Yes
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	CID002551	Compliant	Yes
Tantalum	Plansee SE Reutte	Austria	CID002556	Other	Unknown
Tantalum	Global Advanced Metals Boyertown	United States of America	CID002557	Compliant	Yes
Tantalum	Global Advanced Metals Aizu	Japan	CID002558	Compliant	Yes
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	CID002560	Compliant	Yes
Gold	Emirates Gold DMCC	United Arab Emirates	CID002561	Compliant	Yes
Gold	International Precious Metal Refiners	United Arab Emirates	CID002562	Other	No
Gold	Kaloti Precious Metals	United Arab Emirates	CID002563	Other	Yes
Gold	Sudan Gold Refinery	Sudan	CID002567	Other	Yes
Tantalum	KEMET Blue Powder	United States	CID002568	Other	Unknown
Tin	CV Ayi Jaya	Indonesia	CID002570	Compliant	No
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	CID002572	Other	No
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002573	Other	Yes
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002574	Other	No
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	CID002579	Other	No
Gold	T.C.A S.p.A	Italy	CID002580	Compliant	Yes
Gold	REMONDIS PMR B.V.	Netherlands	CID002582	Compliant	No
Gold	Fujairah Gold FZC	United Arab Emirates	CID002584	Other	No
Gold	Industrial Refining Company	Belgium	CID002587	Other	Yes
Gold	Shirpur Gold Refinery Ltd.	India	CID002588	Other	No
Tungsten	Niagara Refining LLC	United States of America	CID002589	Compliant	Yes
Tin	CV Dua Sekawan	Indonesia	CID002592	Other	Unknown
Tin	PT Rajehan Ariq	Indonesia	CID002593	Compliant	No
Gold	Smelter Not Found	United Arab Emirates	CID002596	Other	Unknown

Gold	Korea Zinc Co., Ltd.	Korea, Republic of	CID002605	Compliant	No
Gold	Marsam Metals	Brazil	CID002606	Other	No
Gold	Smelter Not Found	China	CID002614	Other	Unknown
Gold	TOO Tau-Ken-Altyn	Kazakhstan	CID002615	Compliant	No
Tin	Smelter Not Found	China	CID002635	Other	Unknown
Tungsten	China Molybdenum Co., Ltd.	China	CID002641	Compliant	No
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	CID002645	Compliant	Yes
Tungsten	Hydrometallurg, JSC	Russian Federation	CID002649	Other	Yes
Tin	PT Cipta Persada Mulia	Indonesia	CID002696	Compliant	No
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	CID002703	Other	No
Tin	Resind Industria e Comercio Ltda.	Brazil	CID002706	Compliant	Yes
Tantalum	Resind Industria e Comercio Ltda.	Brazil	CID002707	Compliant	No
Gold	Abington Reldan Metals, LLC	United States of America	CID002708	Compliant	No
Tungsten	Unecha Refractory metals plant	Russian Federation	CID002724	Other	No
Gold	Shenzhen CuiLu Gold Co., Ltd.	China	CID002750	Other	Unknown
Tin	Super Ligas	Brazil	CID002756	Active	No
Gold	Albino Mountinho Lda.	Portugal	CID002760	Other	No
Gold	SAAMP	France	CID002761	Compliant	No
Gold	L'Orfebre S.A.	Andorra	CID002762	Compliant	Yes
Gold	8853 S.p.A.	Italy	CID002763	Other	No
Gold	Italpreziosi	Italy	CID002765	Compliant	No
Tin	Metallo Belgium N.V.	Belgium	CID002773	Compliant	Yes
Tin	Metallo Spain S.L.U.	Spain	CID002774	Compliant	Yes
Tin	Smelter Not Listed	Indonesia	CID002776	Compliant	No
Gold	SAXONIA Edelmetalle GmbH	Germany	CID002777	Other	No
Gold	WIELAND Edelmetalle GmbH	Germany	CID002778	Compliant	No
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	CID002779	Compliant	Yes
Tin	Smelter Not Found	China	CID002786	Other	Unknown
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China	CID002815	Other	Unknown
Tin	PT Sukses Inti Makmur	Indonesia	CID002816	Compliant	No
Tin	Smelter Not Found	China	CID002819	Other	Unknown

Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	CID002827	Compliant	No
Tin	PT Kijang Jaya Mandiri	Indonesia	CID002829	Other	Unknown
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	CID002830	Compliant	No
Tungsten	ACL Metais Eireli	Brazil	CID002833	Other	No
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam	CID002834	Compliant	No
Tin	PT Menara Cipta Mulia	Indonesia	CID002835	Compliant	Yes
Tantalum	Jiangxi Tuohong New Raw Material	China	CID002842	Compliant	Yes
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic of	CID002843	Other	No
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	CID002844	Compliant	No
Tungsten	Moliren Ltd.	Russian Federation	CID002845	Other	No
Tantalum	Meta Materials	North Macedonia, Republic of	CID002847	Other	Yes
Tin	Gejiu Fengming Metallurgy Chemical Plant	China	CID002848	Other	Unknown
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China	CID002849	Other	Unknown
Gold	AU Traders and Refiners	South Africa	CID002850	Other	Yes
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	India	CID002852	Active	No
Gold	Sai Refinery	India	CID002853	Other	No
Gold	Smelter Not Found	Zambia	CID002854	Other	Unknown
Gold	Modeltech Sdn Bhd	Malaysia	CID002857	Other	No
Tin	Modeltech Sdn Bhd	Malaysia	CID002858	Other	No
Tin	Gejiu Jinye Mineral Company	China	CID002859	Other	Unknown
Gold	Bangalore Refinery	India	CID002863	Compliant	No
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	CID002865	Other	No
Gold	Smelter Not Found	Australia	CID002866	Other	Unknown
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	CID002867	Other	No
Tin	PT Lautan Harmonis Sejahtera	Indonesia	CID002870	Other	Unknown
Gold	Pease & Curren	United States of America	CID002872	Other	No
Gold	JALAN & Company	India	CID002893	Other	No
Gold	Smelter Not Found	United Arab Emirates	CID002899	Other	Unknown
Gold	Smelter Not Found	China	CID002904	Other	Unknown

Gold	SungEel HiMetal Co., Ltd.	Korea, Republic of	CID002918	Compliant	No
Gold	Planta Recuperadora de Metales SpA	Chile	CID002919	Compliant	Yes
Gold	Smelter Not Listed	Australia	CID002920	Other	Unknown
Gold	Safimet S.p.A	Italy	CID002973	Other	Yes
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	CID003116	Compliant	Yes
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	CID003153	Other	Yes
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China	CID003182	Other	No
Gold	African Gold Refinery	Uganda	CID003185	Other	Yes
Gold	Gold Coast Refinery	Ghana	CID003186	Other	No
Gold	NH Recytech Company	Korea, Republic of	CID003189	Compliant	No
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	CID003190	Compliant	No
Gold	TSK Pretech	Korea, Republic of	CID003195	Other	No
Tin	PT Bangka Serumpun	Indonesia	CID003205	Compliant	No
Tin	Pongpipat Company Limited	Mynamar	CID003208	Other	No
Gold	QG Refining, LLC	United States of America	CID003324	Other	Yes
Tin	Tin Technology & Refining	United States of America	CID003325	Compliant	Yes
Gold	Dijllah Gold Refinery FZC	United Arab Emirates	CID003348	Other	No
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	CID003356	Other	No
Tin	Ma'anshan Weitai Tin Co., Ltd.	China	CID003379	Compliant	No
Tin	PT Masbro Alam Stania	Indonesia	CID003380	Other	Unknown
Tin	PT Rajawali Rimba Perkasa	Indonesia	CID003381	Compliant	No
Gold	CGR Metalloys Pvt Ltd.	India	CID003382	Other	No
Gold	Sovereign Metals	India	CID003383	Other	Yes
Tin	Luna Smelter, Ltd.	Rwanda	CID003387	Compliant	Yes
Tungsten	KGETS Co., Ltd.	Korea, Republic of	CID003388	Compliant	Unknown
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	CID003397	Other	No
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China	CID003401	Compliant	Yes
Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province of China	CID003407	Compliant	Yes

Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation	CID003408	Other	No
Tin	Precious Minerals and Smelting Limited	India	CID003409	Other	No
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	CID003410	Other	No
Tungsten	NPP Tyazhmetprom LLC	Russian Federation	CID003416	Other	No
Tungsten	GEM Co., Ltd.	China	CID003417	Compliant	No
Gold	C.I Metales Procesados Industriales SAS	Colombia	CID003421	Active	No
Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	CID003424	Compliant	No
Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	CID003425	Compliant	No
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	CID003427	Other	Yes
Tin	PT Mitra Sukses Globalindo	Indonesia	CID003449	Compliant	No
Gold	Augmont Enterprises Private Limited	India	CID003461	Active	No
Gold	Kundan Care Products Ltd.	India	CID003463	Other	No
Tungsten	Cronimet Brasil Ltda	Brazil	CID003468	Compliant	No
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	CID003486	Compliant	No
Gold	Emerald Jewel Industry India Limited (Unit 1)	India	CID003487	Other	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 2)	India	CID003488	Other	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 3)	India	CID003489	Other	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 4)	India	CID003490	Other	Unknown
Gold	K.A. Rasmussen	Norway	CID003497	Other	Yes
Gold	Alexy Metals	United States of America	CID003500	Compliant	No
Tin	CRM Synergies	Spain	CID003524	Compliant	No
Gold	Sancus ZFS (L’Orfebre, SA)	Colombia	CID003529	Compliant	No
Gold	Sellem Industries Ltd.	Mauritania	CID003540	Other	No
Gold	MD Overseas	India	CID003548	Other	Unknown
Tungsten	Artek LLC	Russian Federation	CID003553	Other	Unknown
Gold	Metallix Refining Inc.	United States of America	CID003557	Other	No

Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	CID003575	Compliant	No
Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	CID003582	Compliant	No
Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	China	CID003583	Compliant	Unknown
Tungsten	Fujian Xinlu Tungsten	China	CID003609	Compliant	Unknown
Tungsten	OOO “Technolom” 2	Russian Federation	CID003612	Other	Unknown
Tungsten	OOO “Technolom” 1	Russian Federation	CID003614	Other	Unknown
Gold	WEEEREFINING	France	CID003615	Active	Unknown
Gold	Value Trading	Belgium	CID003617	Other	Unknown
Gold	Smelter Not Listed	Colombia	CID003641	Compliant	Unknown
Tungsten	Smelter Not Listed	Russian Federation	CID003643	Other	Unknown
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	China	CID003662	Other	Unknown
Gold	Dongwu Gold Group	China	CID003663	Other	Unknown
Tin	DS Myanmar	Myanmar	CID003831	Compliant	Unknown
Tin	Smelter Not Listed	Indonesia	CID003868	Compliant	Unknown
Tantalum	5D Production OU	Estonia	CID003926	Other	No
Tungsten	HANNAE FOR T Co., Ltd.	Korea, Republic of	CID003978	Other	Unknown
Tungsten	Smelter Not Listed	Viet Nam	CID003993	Compliant	Unknown
Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea, Republic of	CID004060	Other	Unknown

Reported by the RMI RMAP on May 2023
Compliant - audited and found compliant with the relevant RMAP protocol
Active - engaged in the program but not yet compliant
Other - have not received compliant or active status

ANNEX II -Countries of Origin

The information in this Annex is an aggregation of data provided by Halliburton’s suppliers and our own due diligence efforts as of May 16, 2023 and not a confirmation of conflict minerals contained in our products.

Countries of origin include:

Afghanistan	France	Norway
Albania	Georgia	Panama
American Samoa	Germany	Papua New Guinea
Andorra	Ghana	Peru
Angola	Guam	Philippines
Argentina	Guinea	Poland
Armenia	Guyana	Portugal
Aruba - Part of Netherlands	Hong Kong	Republic of Congo
Australia	Hungary	Republic Of Korea
Austria	India	Russian Federation
Azerbaijan	Indonesia	Rwanda
Bahamas	Ireland	Samoa
Barbados	Israel	Saudi Arabia
Belarus	Italy	Sierra Leone
Belgium	Ivory Coast	Singapore
Benin	Japan	Slovakia
Bermuda	Jersey	South Africa
Bolivia	Kazakhstan	South Sudan
Brazil	Kenya	Spain
Bulgaria	Kyrgyzstan	Sudan
Burkina Faso	Laos	Suriname
Burundi	Liechtenstein	Sweden
Cambodia	Luxembourg	Switzerland
Canada	Madagascar	Taiwan
Central African Republic	Malaysia	Tajikistan
Chile	Mali	Tanzania
China	Mexico	Thailand
Columbia	Mongolia	Turkey
Czech Republic	Morocco	Uganda
Democratic Republic of Congo	Mozambique	United Arab Emirates
Djibouti	Myanmar	United Kingdom
Ecuador	Namibia	United States
Egypt	Netherlands	Uzbekistan
Eritrea	New Zealand	Vietnam
Estonia	Niger	Zambia
Ethiopia	Nigeria	Zimbabwe
Finland